UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2013

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2013, Quality Systems, Inc. (the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with each of the shareholders (each a “Seller” and collectively, “Sellers”) of Mirth Corporation (“Mirth”) and Jon Teichrow, an individual and a Seller, as representative of Sellers, pursuant to which the Company agreed to acquire all of the issued and outstanding equity interests of Mirth (the “Acquisition”), in exchange for $32 million in cash and newly-issued restricted shares of the Company’s common stock with an aggregate value of $27 million (the “Acquisition Shares”). The number of Acquisition Shares was calculated based upon the average closing price of the Company’s common stock as reported by NASDAQ over the 60 trading days preceding the closing date of the Acquisition and will be subject to adjustment based upon the achievement of certain strategic objectives. The Purchase Agreement includes customary representations, warranties, covenants and indemnification provisions (subject to limitations set forth in the Purchase Agreement).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Purchase Agreement, a copy of which the Company intends to file with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Item 3.02. Unregistered Sales of Equity Securities.

The Acquisition Shares described in Item 1.01 issued pursuant to the Purchase Agreement are issued in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering. Each of the Sellers made representations to the Company that such seller is an “accredited investor” (as the term is defined in Rule 501 of Regulation D under the Securities Act).

Item 7.01. Regulation FD Disclosure.

On September 9, 2013, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Acquisition.

The information contained in this Item 7.01 of Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY SYSTEMS, INC.

Date: September 9, 2013	By:	/s/ JOCELYN A. LEAVITT
Jocelyn A. Leavitt Executive Vice President, General Counsel and Secretary

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated September 9, 2013.